                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 26, 2004

                        SPARTA COMMERCIAL SERVICES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                    0-9483                   95-3502207
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(State or other jurisdiction      (Commission                (IRS Employer
      of incorporation)           File Number)             Identification No.)

               240 West 35th Street, Suite 402, New York, NY 10001
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 239-2666
                                                           --------------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange
Act (17 CFR 240.14d-2(d)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.313e-4(c)).

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

We entered into an employment agreement, effective November 1, 2004, with
Richard P. Trotter, to serve as our Chief Operating Officer. Mr. Trotter has over 30 years experience in financial institutions and over 20 years experience specializing in the automobile lending, servicing, and collecting industry. From
2001 to 2004, Mr. Trotter was President, Chief Credit Officer, of American
Finance Company, Inc., purchasing retail automobile installment contracts from independent automobile dealers nationwide. From 1996 to 2001, he was Senior Vice
President of Originations for Consumer Portfolio Services, Inc., one of the
nation's leading purchasers of non-prime retail automobile installment contracts. From 1994 to 1996, he was Senior Vice President of Marketing for
Consumer Portfolio Services, Inc. His experience also includes positions as
Chief Operating Officer, Executive Director and President, and Chief Credit
Officer for banks and financial institutions in California. He is not a director of any reporting companies, is not associated with Sparta by family relationships, and has not been involved in material legal proceedings.

The term of employment is one year. The employment term is to be automatically extended for one two-year period, and an additional two-year period, unless written notice is given three months prior to the expiration of any such term that the term will not be extended. His initial base salary is at an annual rate of $160,000. On May 1, 2005, his base salary increases to $200,000. He is entitled to annual increases in his base salary and other compensation as may be determined by the Board of Directors. He is entitled to a grant of 1,000,000 shares of our common stock. The grant of shares is subject to vesting and subject to continued employment. Twenty percent of the shares shall vest on
November 1, 2004, and the reminder of the shares are to vest, subject to proportionate adjustment in the event of employment termination for any incomplete vesting period, as follows: 20% on November 1, 2005; 20% on November
1, 2006; 20% on November 1, 2007; 10% on November 1, 2008; and 10% on November
1, 2009. He is entitled to three weeks of paid vacation during the first year of employment, and four weeks per year thereafter. He is entitled to health insurance, short term and long term disability insurance, retirement benefits, fringe benefits, and other employee benefits on the same basis as is made generally available to other employees. He is entitled to reimbursement of reasonable business expenses incurred by him in accordance with company policies. The employment agreement provides for termination for cause. If terminated without cause, he is entitled to severance. As severance, he shall be entitled to one week's base salary as of the date of termination for the first full year of service, and thereafter, two weeks' base salary for each succeeding year of service, up to an aggregate of four months of such base salary.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBITS

Exhibit Number             Description of Exhibit
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10                         Employment Agreement with Richard P. Trotter

                                       2

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                           SPARTA COMMERCIAL SERVICES, INC.

Date:  October 29, 2004
                                           By: /s/ Anthony L. Havens
                                              ---------------------------------
                                               Anthony L. Havens, President and
                                               Chief Executive Officer